LHA Market State® Alpha Seeker ETF	Summary Prospectus
Trading Symbol: MSVX	April 30, 2021

Listed on Cboe BZX Exchange, Inc.	www.lhafunds.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated April 30, 2021, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.lhafunds.com/MSVX. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.
IMPORTANT NOTE: Beginning on January 1, 2022, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future Fund shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Investment Objective
The LHA Market State Alpha Seeker ETF (the “Alpha Seeker ETF” or the “Fund”) seeks to provide positive returns across multiple market cycles that are generally not correlated to the U.S. equity or fixed income markets.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.32%
Acquired Fund Fees and Expenses[1]	0.08%
Total Annual Fund Operating Expenses	1.50%
1 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,791
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period May 13, 2020 (commencement of operations) through December 31, 2020, the Fund’s portfolio turnover rate was 1,603% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) and seeks to achieve its objective principally by investing long or short in instruments linked directly or indirectly to the performance and/or volatility of the S&P 500® Index based on models and analyses, described below, that seek to estimate the direction of the U.S. equity market. Such instruments may include index-based and other actively-managed ETFs; leveraged, inverse, and inverse-leveraged ETFs; exchange-traded notes (“ETNs”); options; and futures contracts. The Fund may also invest the remainder of its portfolio directly or indirectly in cash and cash equivalents.
The Fund seeks to achieve its objective by estimating the direction of the U.S. equity market and then using those estimates to select the Fund’s investments in long or short S&P 500 Index linked instruments and CBOE Volatility Index® (the “VIX® Index”) linked instruments. The Fund’s strategy primarily relies on proprietary statistical models and analyses of the volatility of the S&P 500 developed, owned, and maintained by Thompson Capital Management LLC (“Thompson Capital”), an affiliate of the Fund’s investment adviser. Portfolio net exposure is based on a proprietary process to quantify market risk by comparing volatility expectations across various time frames, as expressed by 30-day and 90-day implied volatility indexes and VIX futures. In general, a “long volatility” environment is one in which near-term volatility expectations are above longer-term volatility expectations. Similarly, a “short volatility” environment is characterized by lower near-term volatility expectations relative to longer-term expectations.
Each day, Thompson Capital’s quantitative models and analyses seek to estimate the direction and magnitude of U.S. equity market volatility based on the movement of the VIX® Index, which utilizes real-time prices of options on the S&P 500 to reflect investors’ consensus view of future (30-day) expected stock market volatility, and VIX Index futures and options prices. Such estimates are used by the Fund’s investment adviser to determine the extent to which the Fund’s exposure to the S&P 500 Index and/or the VIX Index will be long or short, or in cash. Based on the direction and strength of signals from Thompson Capital’s models, the investment adviser determines on a discretionary basis in which instrument(s) to invest.
The Fund may invest in derivative instruments, such as options or futures contracts, to gain long or short exposure to the S&P 500 or VIX Index. Specifically, the Fund may invest in ETFs, ETNs, or derivative instruments linked to the returns of the S&P 500 or in VIX Index options or futures contracts (long or short). A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument (e.g., the S&P 500 or VIX Index) at a specific price at a specific future time. Investments in derivative instruments, such as futures contracts, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The Fund’s strategy may result in returns for a single day or longer periods of time that are significantly higher or lower than the returns of the broader U.S. equity market.
The Fund may also purchase put or call options (or option spreads) on the VIX Index, the S&P 500, or in ETNs or ETFs that seek exposure to short-term VIX Index futures contracts. An ETN is an exchange-traded debt obligation of an investment bank, and the returns of an ETN are linked to the performance of a market index or derivatives linked to such index, such as VIX Index futures contracts. Because the Fund only purchases options and option spreads and does not sell (write) uncovered (naked) options, losses from the Fund’s investments in options or option spreads are limited to the amount of the net premiums paid. The Fund’s investments in such options or option spreads will generally involve premiums of less than 2% of the Fund’s net assets during a given month.
Purchasing a call option gives the buyer the right to purchase shares of the reference asset at a specified price (“strike price”) until a specified date (“expiration date”) (American-style options) or at the expiration date (European-style options). The buyer of the call option pays an amount (premium) for buying the option. In the event the reference asset appreciates above the strike price, the buyer can exercise the option and receive the reference asset (for American-style options) or receive the difference between the value of the reference asset and the strike price (for European-style options) (which gain is offset by the premium initially paid), and in the event the reference asset declines in value, the call option may end up worthless and the Fund’s loss is limited to the amount of premium it paid. The Fund’s investments in call options and put options (described below) on the S&P 500 or the VIX Index are generally expected to be European-style options.
Purchasing a put option gives the buyer the right to sell shares of a reference asset at a strike price until the expiration date (American-style options) or at the expiration date (European-style options). The buyer of the put option pays an amount (premium) for buying the option. In the event the reference asset declines in value below the strike price and the Fund exercises its put option, the Fund will be entitled to deliver the reference asset (for American-style options) or receive the difference between the strike price and the value of the reference asset (for European-style options) (which gain is offset by the premium originally paid by the Fund), and in the event the reference asset closes above the strike price as of the expiration date, the put option may end up worthless and the Fund’s loss is limited to the amount of premium it paid.

A call spread entails the purchase of a call option and the sale of a call option on the same reference asset with the same expiration date but a higher strike price. A put spread entails the purchase of a put option and the sale of a put option on the same reference asset with the same expiration date but a lower strike price. The premium received from the sale of the call or put options is generally expected to offset the cost to the Fund of the purchased options in exchange for limiting the maximum return from such options.
The Fund may also invest in leveraged, inverse, and inverse-leveraged ETFs. Leveraged ETFs seek to provide investment results that match a multiple of the performance of an underlying index (e.g., three times the performance) for a single day. Inverse ETFs seek to provide investment results that match a negative (i.e., the opposite) of the performance of an underlying index for a single day. Inverse-leveraged ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index for a single day. Leveraged, inverse, and inverse-leveraged ETFs typically rely on derivative instruments to seek to obtain their investment objectives.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. The Fund’s strategy may result in the active and frequent trading of the Fund’s investments, which may result in significant portfolio turnover.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
•Active Management Risk. The Fund is actively managed and may not meet its investment objective if the quantitative models and/or analyses fail to identify the direction or strength of market movements or based on the Adviser’s success or failure to implement investment strategies for the Fund. The Fund may invest in complex instruments (each described below), including options and futures contracts and volatility-linked ETNs. Such instruments may create enhanced risks for the Fund, and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments.
•Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
•Derivatives Risks. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the “1940 Act”) or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
•Equity Market Risk. The Fund has exposure to common stocks through its investments in S&P 500-linked instruments. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund directly or indirectly invests. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•ETN Risk. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in interest rates, and monetary and other governmental policies, action, and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.
•Futures Contracts Risks. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts and could be unlimited.
•High Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its positions as frequently as daily, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Investment Company Risk. The risks of investing in other investment companies typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are subject to the “ETF Risks” described above.
•Leveraged, Inverse, and Inverse-Leveraged ETFs Risk. Leveraged, inverse, and inverse-leveraged ETFs (collectively, “Leveraged ETFs”) expose the Fund to all of the risks that traditional ETFs present (see “ETF Risks” above). All Leveraged ETFs rely to some degree, often extensively, on derivatives to achieve their objectives and, thus, the Fund is indirectly exposed to derivatives risk through its investments in Leveraged ETFs. Further, investments in Leveraged ETFs are subject to the risk that the performance of such ETF will not correlate with the underlying index as intended. Leveraged ETFs often

“reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose a Fund to complete loss of its investment.
•Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage.
•Models and Data Risk. The Fund’s investments are heavily dependent on proprietary analyses that include the use of quantitative models that may evolve over time as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of investments that would have been excluded or included had the Models and Data been correct and complete.
•New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the asset diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) for qualification as a regulated investment company (“RIC”).
•Options Risk. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. Additionally, the value of the option may be lost if the Adviser fails to exercise such option at or prior to its expiration.
•Short Position Risk. The Fund may engage in short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted derivatives are speculative and more-risky than “long” positions (purchases) because the upside of the underlying index is, in theory, unlimited. Therefore, the potential loss on an uncovered short derivative, such as a call option, is, in theory, unlimited; whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes short positions could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes. When the Fund is selling a position short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets.
•Tax Risk. The Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements, to qualify as a RIC under Subchapter M of the Code. The Fund’s investments in certain VIX derivatives, including VIX futures contracts, may not generate qualifying income. To the extent the Fund invests in such instruments, the Fund will seek to restrict its income from such investments to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) so as to qualify as a RIC, but it may not be able to determine with certainty whether certain investments will produce qualifying income. Failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders.
•Volatility Risk. The Fund’s derivative investments that are linked to equity market volatility levels can be highly volatile and may experience large losses. Trading in VIX Index futures contracts or VIX Index options, particularly contracts that are close to expiration, can be very volatile and can be expected to be very volatile in the future. The volatile nature of these instruments may have an adverse impact on the Fund beyond the impact of any changes in the VIX Index.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.lhafunds.com.

Management
Investment Adviser: Little Harbor Advisors, LLC (the “Adviser”)
Portfolio Managers: Michael Thompson, CFA, and D. Matthew Thompson, CFA, each a portfolio manager for the Adviser, have been the Fund’s portfolio managers since the inception of the Fund in May 2020.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.lhafunds.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.